UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549
_____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of earliest event
reported: February 8, 2013

AMR CORPORATION _
(Exact name of registrant as specified in its charter)

Delaware 1-8400 75-1825172 _
(State of Incorporation) (Commission File Number) (IRS Employer Identification No.)

4333 Amon Carter Blvd. Fort Worth, Texas 76155
(Address of principal executive offices) (Zip Code)

(817) 963-1234 _
                 (Registrant's telephone number)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

AMR Corporation issued a press release on February 8, 2013 reporting January revenue and traffic results.  The press release is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

The following exhibit is filed herewith:

Exhibit Number                Description

99.1	Press Release dated February 8, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    AMR CORPORATION

/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: February 8, 2013

EXHIBIT INDEX

Exhibit 99.1	Description Press Release

Contact:	Sean Collins
Media Relations
Fort Worth, Texas
817 967 1577
mediarelations@aa.com

FOR RELEASE: Friday, Feb. 8, 2013
AMR CORPORATION REPORTS JANUARY 2013 REVENUE AND TRAFFIC RESULTS
Consolidated Passenger Unit Revenue (PRASM) Increased 3.1 Percent

FORT WORTH, Texas - AMR Corporation today reported January 2013 consolidated revenue and traffic results for its principal subsidiary, American Airlines, Inc., and its wholly owned subsidiary, AMR Eagle Holding Corporation.
Consolidated capacity and traffic were 0.2 percent and 1.8 percent higher year-over-year, respectively, resulting in a consolidated load factor of 78.9 percent, an increase of 1.3 points versus the same period last year.
Domestic capacity and traffic were 0.4 percent and 3.0 percent higher year-over-year, respectively, resulting in a domestic load factor of 79.9 percent, 2.0 points higher compared to the same period last year.
International load factor of 79.5 percent was 0.1 points higher year-over-year, as traffic increased 0.1 percent while capacity remained flat. The Pacific entity recorded the highest load factor of 80.6 percent, an increase of 0.3 points versus January 2012.
January's consolidated passenger revenue per available seat mile (PRASM) increased an estimated 3.1 percent versus the same period last year driven by strong improvements in the Domestic and Atlantic entities. On a consolidated basis, the company boarded 8.6 million passengers in January.
The Company's Results Are Detailed Below:
AMR Preliminary Results Summary

January 2013 consolidated year-over-year PRASM change	3.1%
January 2012 consolidated PRASM (cents/ASM)	12.68
January 2013 consolidated fuel price including effective hedges & taxes (dollars/gallon)	$3.24

AMR TRAFFIC SUMMARY
EXCLUDES CHARTER SERVICES

	JANUARY				Year-to-Date
	2013	2012	Change		2013	2012	Change
REVENUE PASSENGER MILES (000)
Domestic	5,994,426	5,819,613	3.0%		5,994,426	5,819,613	3.0%
International	4,188,965	4,183,266	0.1		4,188,965	4,183,266	0.1
Atlantic	1,105,696	1,186,656	(6.8)		1,105,696	1,186,656	(6.8)
Latin America	2,484,520	2,384,849	4.2		2,484,520	2,384,849	4.2
Pacific	598,748	611,762	(2.1)		598,748	611,762	(2.1)

Mainline	10,183,391	10,002,880	1.8		10,183,391	10,002,880	1.8
Regional	784,239	771,451	1.7		784,239	771,451	1.7
Consolidated	10,967,630	10,774,331	1.8		10,967,630	10,774,331	1.8

AVAILABLE SEAT MILES (000)
Domestic	7,498,653	7,465,302	0.4%		7,498,653	7,465,302	0.4%
International	5,272,434	5,271,175	—		5,272,434	5,271,175	—
Atlantic	1,446,572	1,570,441	(7.9)		1,446,572	1,570,441	(7.9)
Latin America	3,083,279	2,938,874	4.9		3,083,279	2,938,874	4.9
Pacific	742,582	761,860	(2.5)		742,582	761,860	(2.5)

Mainline	12,771,087	12,736,477	0.3		12,771,087	12,736,477	0.3
Regional	1,135,806	1,146,453	(0.9)		1,135,806	1,146,453	(0.9)
Consolidated	13,906,893	13,882,930	0.2		13,906,893	13,882,930	0.2

LOAD FACTOR
Domestic	79.9	78.0	2.0	Pts	79.9	78.0	2.0	Pts
International	79.5	79.4	0.1		79.5	79.4	0.1
Atlantic	76.4	75.6	0.9		76.4	75.6	0.9
Latin America	80.6	81.1	(0.6)		80.6	81.1	(0.6)
Pacific	80.6	80.3	0.3		80.6	80.3	0.3

Mainline	79.7	78.5	1.2		79.7	78.5	1.2
Regional	69.0	67.3	1.8		69.0	67.3	1.8
Consolidated	78.9	77.6	1.3		78.9	77.6	1.3

PASSENGERS BOARDED
Mainline	6,977,540	6,770,235	3.1%		6,977,540	6,770,235	3.1%
Regional	1,642,526	1,603,898	2.4		1,642,526	1,603,898	2.4
Consolidated	8,620,066	8,374,133	2.9		8,620,066	8,374,133	2.9

SYSTEM CARGO TON MILES (000)
Total	123,014	135,666	(9.3)%		123,014	135,666	(9.3)%
Note: Regional data is inclusive of American Eagle®, Executive Airlines®, and AmericanConnection®~~.~~

Cautionary Statement Regarding Forward-Looking Statements and Information
This news release could be viewed as containing forward-looking statements or information. Actual results may differ materially from the results suggested by the statements and information contained herein for a number of reasons, including, but not limited to, the impact of the bankruptcy filings of the Company and certain of its U.S. subsidiaries, the Company's ability to refinance, extend or repay its near and intermediate term debt, the Company's substantial level of indebtedness and related interest rates, the potential impact of volatile and rising fuel prices, impairments and restructuring charges. The Company cannot predict what the ultimate value of any of its securities may be. Accordingly, the Company urges that caution be exercised with respect to existing and future investments in any of these securities (including the Company's common stock) or other Company claims. Readers are referred to the documents filed by the Company with the Securities and Exchange Commission, including the Company's Form 10-K for the period ended December 31, 2011, which further identify the important risk factors that could cause actual results to differ materially from the forward-looking statements in this news release. The Company disclaims any obligation to update any forward-looking statement or information.

About American Airlines
American Airlines focuses on providing an exceptional travel experience across the globe, serving more than 260 airports in more than 50 countries and territories. American's fleet of nearly 900 aircraft fly more than 3,500 daily flights worldwide from hubs in Chicago, Dallas/Fort Worth, Los Angeles, Miami and New York. American flies to nearly 100 international locations including important markets such as London, Madrid, Sao Paulo and Tokyo. With more than 500 new planes scheduled to join the fleet, including continued deliveries of the Boeing 737 family of aircraft and new additions such as the Boeing 777-300ER and the Airbus A320 family of aircraft, American is building toward the youngest and most modern fleet among major U.S. carriers. American's website, AA.com®, provides customers with easy access to check and book fares, and personalized news, information and travel offers. American's AAdvantage® program, one of the most popular frequent flyer programs in the world, lets members redeem miles for flights to almost 950 destinations worldwide, as well as flight upgrades, vacation packages, car rentals, hotel stays and other retail products. The airline also offers nearly 40 Admirals Club® locations worldwide providing comfort, convenience, and an environment with a full range of services making it easy for customers to stay productive without interruption. American is a founding member of the oneworld® alliance, which brings together some of the best and biggest airlines in the world, including global brands like British Airways, Cathay Pacific, Iberia Airlines, Japan Airlines, LAN and Qantas. Together, its members serve more than 900 destinations with more than 9,000 daily flights to 150 countries and territories. Connect with American on Twitter @AmericanAir or Facebook.com/AmericanAirlines. American Airlines, Inc. and American Eagle Airlines, Inc. are subsidiaries of AMR Corporation. AMR Corporation common stock trades under the symbol “AAMRQ” on the OTCQB marketplace, operated by OTC Markets Group.
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